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                                                                    Exhibit 21.1

                LIST OF PG&E NATIONAL ENERGY GROUP SUBSIDIARIES


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       NAME OF COMPANY                                    DOMESTIC JURISDICTION
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 Alhambra Pacific Joint Venture                          California
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 Altresco, Inc.                                          Colorado
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 Aplomado Power Corporation                              California
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 Athens Generating Company, L.P.                         Delaware
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 Attala Generating Company, LLC                          Delaware
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 Attala Power Corporation                                Delaware
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 BPS I, Inc.                                             California
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 Badger Generating Company, LLC                          Delaware
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 Badger Power Corporation                                Delaware
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 Barakat & Chamberlin, Inc.                              California
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 Beale Generating Company                                Delaware
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 Beech Power Corporation                                 Delaware
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 Berkshire Pittsfield, Inc.                              Colorado
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 Berkshire Feedline Acquisition Limited Partnership      Massachusetts
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 Black Hawk Power Corporation                            California
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 Black Hawk III Power Corporation                        California
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 Bluebonnet Generating Company, LLC                      Delaware
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 Bluebonnet Power Corporation                            Delaware
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 Buckeye Power Corporation                               Delaware
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 Carneys Point Generating Company                        Delaware
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 Cedar Bay Cogeneration, Inc.                            Delaware
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 Cedar Bay Generating Company, Limited Partnership       Delaware
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 CEG Energy Options, Inc.                                Saskatchewan, Canada
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 Chambers Cogeneration, Limited Partnership              Delaware
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 Citrus Generating Company, L.P.                         Delaware
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 Clearfield Properties, Inc.                             Delaware
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 Colstrip Energy, Limited Partnership                    Montana
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 Conaway Conservancy Group Joint Venture                 California
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 Cooper's Hawk Power Corporation                         California
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 Covert Generating Company, LLC                          Delaware
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 Covert Power Corporation                                Delaware
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 Creston Financial Group, Inc.                           California
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 DPR, Inc.                                               California
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 Eagle Power Corporation                                 California
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 Eucalyptus Power Corporation                            Delaware
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 Falcon Power Corporation                                California
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 Fellows Generating Company, L.P.                        Delaware
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 First Arizona Land Corporation                          Delaware
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 First California Land Corporation                       Delaware
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 First Massachusetts Land Company, LLC                   Delaware
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 First Oregon Land Corporation                           Delaware
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 Gannet Power Corporation                                California
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 Garnet Power Corporation                                Delaware
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 Gator Generating Company, L.P.                          Delaware
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 GenHoldings I, LLC                                      Delaware
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 Gilia Enterprises                                       California
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 Goose Lake Generating Company, LLC                      Delaware
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 Goose Lake Power Corporation                            Delaware
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 Granite Generating Company, L.P.                        Delaware
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 Granite Water Supply Company, Inc.                      Delaware
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 Gray Hawk Power Corporation                             Delaware
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 GTN Holdings LLC                                        Delaware
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 Harlan Power Corporation                                California
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 Harquahala Generating Company, LLC                      Delaware
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 Harquahala Power Corporation                            Delaware
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 Hermiston Generating Company, L.P.                      Delaware
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 Heron Power Corporation                                 California
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 Indian Orchard Generating Company, Inc.                 Delaware
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 Indiantown Cogeneration, L.P.                           Delaware
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 Indiantown Cogeneration Funding Corporation             Delaware
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 Indiantown Project Investment Partnership, L.P.         Delaware
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 Iroquois Pipeline Investment, LLC                       Delaware
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 Iroquois Gas Transmission System, L.P.                  Delaware
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 J. Makowski Associates, Inc.                            Massachusetts
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 J. Makowski Pittsfield, Inc.                            Delaware
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 J. Makowski Services, Inc.                              Delaware
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 Jaeger Power Corporation                                California
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 JMC Altresco, Inc.                                      Colorado
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 JMC Iroquois, Inc.                                      Delaware
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 JMC Selkirk Holdings, Inc.                              Delaware
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 JMC Selkirk, Inc.                                       Delaware
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 JMCS I Holdings, Inc.                                   Delaware
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 JMCS I Management, inc.                                 Delaware
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 Juniper Power Corporation                               Delaware
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 Kennerdell Generating Company, LLC                      Delaware
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 Kennerdell Power Corporation                            Delaware
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 Keystone Cogeneration Company, L.P.                     Delaware
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 Keystone Urban Renewal Limited Partnership              Delaware
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 La Paloma Generating Company, LLC                       Delaware
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 La Paloma Power Corporation                             Delaware
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 Lake Road Generating Company, L.P.                      Delaware
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 Lake Road Power I, LLC                                  Delaware
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 Lake Road Power II, LLC                                 Delaware
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 Larkspur Power Corporation                              California
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 Leechburg Properties, Inc.                              Delaware
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 Liberty Generating Company, LLC                         Delaware
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 Liberty Generating Corporation                          Delaware
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 Liberty Urban Renewal, LLC                              Delaware
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 Logan Generating Company, L.P.                          Delaware
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 Loon Power Corporation                                  Delaware
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 Madison Wind Power Corporation                          Delaware
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 Madison Windpower LLC                                   Delaware
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 Magnolia Power Corporation                              Delaware
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 Mantua Creek Generating Company, L.P.                   Delaware
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 Mantua Creek Urban Renewal, L.P.                        Delaware
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 Marengo Ranch Joint Venture                             California
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 Mason Generating Company                                Delaware
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 MASSPOWER, L.L.C.                                       Delaware
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 MASSPOWER                                               Massachusetts
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 McSweeney Ranch Joint Venture                           California
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 Meadow Valley Generating Company, LLC                   Delaware
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 Meadow Valley Power Corporation                         Delaware
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 Merlin Power Corporation                                California
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 MidColumbia Power Corporation                           Delaware
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 MidColumbia Generating Company, LLC                     Delaware
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 Millennium Power Partners, L.P.                         Delaware
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 Morrow Generating Company, LLC                          Delaware
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 Morrow Power Corporation                                Delaware
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 NEG Construction Finance Company, LLC                   Delaware
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 North Baja Pipeline, LLC                                Delaware
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 Northampton Fuel Supply Company, Inc.                   Delaware
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 Northampton Generating Company, L.P.                    Delaware
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 Northampton Water Supply, Inc.                          Delaware
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 Oat Creek Associates Joint Venture                      California
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 Okeechobee Generating Company, LLC                      Delaware
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 Okeechobee Power Corporation                            Delaware
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 Okeelanta Power Limited Partnership                     Florida
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 Orchard Gas Corporation                                 Delaware
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 Otay Mesa Generating Company, LLC                       Delaware
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 Otay Mesa Power Corporation                             Delaware
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 Pacific Gas Transmission Company                        California
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 Pacific Gas Transmission International, Inc.            California
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 Peach I Power Corporation                               Delaware
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 Peach IV Power Corporation                              Delaware
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 Pelican Power Corporation                               California
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 PentaGen Investors, L.P.                                Delaware
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 Peregrine Power Corporation                             California
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 PG&E Construction Agency Services I, LLC                Delaware
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 PG&E Construction Agency Services II, LLC               Delaware
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 PG&E Corporation Australia Pty Ltd.                     Australia
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 PG&E Corporation Australian Holdings Pty Ltd.           Australia
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 PG&E Dispersed Generating Company, LLC                  Delaware
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 PG&E Dispersed Power Corporation                        Delaware
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 PG&E Energy Trading Australia Pty Ltd.                  Australia
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 PG&E Energy Trading, Canada Corporation                 Alberta, Canada
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 PG&E Energy Trading - Gas Corporation                   California
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 PG&E Energy Trading Holdings Corporation                California
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 PG&E Energy Trading Holdings, LLC                       Delaware
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 PG&E Energy Trading - Power, L.P.                       Delaware
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 PG&E Enterprises                                        California
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 PG&E ET Investments Corporation                         Delaware
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 PG&E ET Synfuel 166, LLC                                Delaware
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 PG&E ET Synfuel #2, LLC                                 Delaware
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 PG&E Gas Transmission Corporation                       California
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 PG&E Gas Transmission Holdings Corporation              California
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 PG&E Gas Transmission, Northwest Corporation            California
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 PG&E Generating Company, LLC                            Delaware
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 PG&E Generating Energy Group, LLC                       Delaware
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 PG&E Generating Energy Holdings, Inc.                   Delaware
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 PG&E Generating New England, Inc.                       Delaware
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 PG&E Generating New England, LLC                        Delaware
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 PG&E Generating Power Group, LLC                        Delaware
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 PG&E Generating Services, LLC                           Delaware
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 PG&E International Development Holdings, LLC            Delaware
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 PG&E International, Inc.                                California
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 PG&E Management Services Company                        California
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 PG&E National Energy Group Acquisition Company, LLC     Delaware
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 PG&E National Energy Group Company                      California
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 PG&E National Energy Group Construction Company, LLC    Delaware
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 PG&E National Energy Group Holdings Corporation         California
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 PG&E National Energy Group, Inc.                        Delaware
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 PG&E National Energy Group, LLC                         Delaware
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 PG&E Energy Services Ventures, Inc.                     Delaware
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 PG&E Operating Services Company                         California
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 PG&E Operating Services Holdings, Inc.                  California
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 PG&E Overseas Holdings I, Ltd.                          Cayman Islands
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 PG&E Overseas Holdings II, Ltd.                         Malaysia
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 PG&E Overseas, Inc.                                     California
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 PG&E Overseas, Ltd.                                     Cayman Islands
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 PG&E Pacific I, Ltd.                                    Cayman Islands
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 PG&E Pacific II, Ltd.                                   Cayman Islands
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 Pittsfield Partners, Inc.                               Colorado
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 Pittsfield Generating Company, L.P.                     Delaware
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 Plains End, LLC                                         Delaware
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 Plover Power Corporation                                California
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 PTP Services, LLC                                       Delaware
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 Quantum Ventures                                        California
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 Rancho Murieta, Joint Venture                           California
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 Raptor Holdings Company                                 California
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 Real Estate Energy Solutions, LLC                       Delaware
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 Rocksavage Services I, Inc.                             Delaware
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 San Gorgonio Power Corporation                          Delaware
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 Scrubgrass Generating Company, L.P.                     Delaware
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 Scrubgrass Power Corp.                                  Pennsylvania
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 Selkirk Cogen Funding Corporation                       Delaware
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 Selkirk Cogen Partners, L.P.                            Delaware
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 Spencer Station Generating Company, L.P.                Delaware
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 Spencer Station Power Corporation                       Delaware
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 Spruce Limited Partnership                              Delaware
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 Spruce Power Corporation                                Delaware
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 Stanfield Hub Services, LLC                             Washington
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 The Conaway Ranch Company                               California
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 Topaz Power Corporation                                 Delaware
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 Toyan Enterprises                                       California
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 True Quote LLC                                          Kentucky
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 Umatilla Generating Company, L.P.                       Delaware
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 USGen Holdings, Inc.                                    Delaware
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 USGen New England, Inc.                                 Delaware
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 USGen Services Company, LLC                             Delaware
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 USOSC Holdings, Inc.                                    Delaware
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 Valley Real Estate, Inc.                                California
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